HELMERICH & PAYNE, INC. Meetings with Investors August 2019 Data as of 7/24/2019 unless otherwise noted.

Forward‐Looking Statements Forward Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expect," "look forward to," "anticipate" "intend," "plan," "believe," "seek," "estimate," "will," "project" or words of similar meaning or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, market share, income, effective tax rate, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure or other financial items, descriptions of management's plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to a variety of economic, competitive and regulatory factors, many of which are beyond the company's control, that are described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 in the sections entitled "Risk Factors“ and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. You may get such filings for free at our website at https://www.hpinc.com/. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. Market and Industry Data The data included in this presentation regarding the oil field services industry, including trends in the market and the company's position and the position of its competitors within this industry, are based on the company's estimates, which have been derived from management's knowledge and experience in the industry, and information obtained from customers, trade and business organizations, internal research, publicly-available information, industry publications and surveys and other contacts in the industry. The company has also cited information compiled by industry publications, governmental agencies and publicly-available sources. Although the company believes these third-party sources to be reliable, it has not independently verified the data obtained from these sources and it cannot assure you of the accuracy or completeness of the data. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain and the company cannot assure you that it is accurate. Accordingly, you should not place undue weight on the industry and market share data presented in this presentation. © HELMERICH & PAYNE, INC. 2019 1

H&P Investment Thesis  Industry Leader in U.S. Land Drilling • FlexRig® Fleet Poised for Continued Market Share Gains • Most Capable and Uniform Fleet  Outperformed OSX in 8 Out of Last 10* Years • Consistent Operational Excellence (Safety, Customer Satisfaction, Reliability) • Financial Position and Strength • Technology and Innovation Leader  Financial Discipline • Invest capital wisely . Returns above cost of capital TM . Investments in Super-Spec FlexRig upgrades very attractive • Maintain flexible balance sheet • Return cash to shareholders • $1.4 billion in term revenue backlog; ~67% of fleet on term contracts  Dividend • 47 Years of Increasing Dividends • Strong Yield * Source: Bloomberg, based on annual performance of H&P stock compared to the annual performance of the OSX index. © HELMERICH & PAYNE, INC. 2019 2

H&P Today  Founded in 1920, H&P is the industry’s most trusted drilling partner. Committed to operational excellence and conservative financial discipline, H&P is the recognized industry leader in drilling as well as technological innovation.  We are a global drilling company based in Tulsa, OK with operations in all major U.S. onshore basins as well as in South America and the Middle East.  H&P operates in 4 segments (% of Revenue): • U.S. Land ~86%; market leader, poised for continued growth • International Land ~7%; opportunistic growth • Offshore ~5%; cash flow generator • H&P Technology ~1%; enhancing value proposition, early growth stage  Our unique integrated business model (designing, building/upgrading and operating fleet) provides the best value solution for customers.  Software acquisitions provide improved wellbore quality and accuracy to meet the challenges of more complex wells.  Debt-to-cap ~ 11%; Dividend yld ~ 6% © HELMERICH & PAYNE, INC. 2019 3

H&P’s Winning Strategy Today’s Focus Points  Execute as the dominant U.S. land driller  Grow international business opportunistically  Maintain cash flow generating offshore exposure  Continue to lead industry in technology and innovation bringing value to customers  Maintain and build upon a solid financial foundation  Adapt to changing market conditions © HELMERICH & PAYNE, INC. 2019 4

H&P Global Rig Fleet Rigs Rigs % Available Contracted Contracted U.S. Land 299 207 69% AC Drive FlexRigs 297 207 70% Super-spec(1) 232 198 85% Upgradeable 45 5 11% Other 20 4 20% 3,000 hp SCR Rigs 2 0 0% International Land(2) 31 16 52% Argentina(3) 20 14 70% Bahrain 2 2 100% Colombia 7 0 0% U.A.E 2 0 0% Offshore 8 6 75% Total Fleet 338 229 68% (1) See description of “super-spec” rig later in the slide deck. (2) 10 of 24 FlexRigs, included in the international fleet of 31 rigs, are under long-term contracts, which have greater than or equal to 180 days remaining. (3) Four of the 14 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. © HELMERICH & PAYNE, INC. 2019 5

Competitive Benefits of Uniform Fleet  Uniform fleet creates adaptive environment to reach maximum efficiency for people, equipment and technology  Uniform fleet provides consistent and reliable operations in increasingly complex basins  Uniform fleet has greater scale than any competitor; ability to upgrade and deploy a total of 277 super-spec FlexRigs in a capital-efficient way without the need to over invest  Uniform fleet is efficient and cost advantageous • Crew training and rotation • Parts and supplies - standardized and readily available • Ability to anticipate, identify, control and remove exposures • Minimal downtime for super-spec upgrades, which improves drilling performance and provides higher quality wellbores (7500 psi, 3rd pumps, rack back capacity, etc.) • Center of Excellence provides 24/7 monitoring of rig operations  Uniform fleet supported by H&P-owned supply chain that provides standardized materials directly to rigs © HELMERICH & PAYNE, INC. 2019 6

Differentiated from Land Drilling Peers  Leading U.S. market share with significant growth trajectory • Approximately 21%* of U.S. land fleet, ~40%* of super-spec fleet, and ~55%* of idle upgradeable rigs  Distinctively situated as the incremental supplier of super-spec rigs • Leveraging position in terms of super-spec supply and pricing  Uniquely positioned to provide E&P companies the rig of choice – “The Right Rig”  Uniform design of FlexRig fleet • Low upgrade/build cost • Fungible workforce • Lower maintenance cost and superior uptime • Safety leadership • Standardized FlexRig operating system provides a digital platform  Leading technology solutions for wellbore quality and placement • Technological-based subsidiaries providing value to customers and are available to all regardless of drilling contractor used  Most AC drive experience with people, systems and support structures in place to drive high performance and reliability * Source: RigData, Company Filings © HELMERICH & PAYNE, INC. 2019 7

Leading U.S. Unconventional Driller Resource Play (# Rigs, Market Share) (4,90%) (5,19%) (2,11%) 9 (7,19%) (9,18%) (10,19%) 5 2 7 4 (22,27%) (112,25%) 22 112 10 36 (36,43%)  Leading market share in the 3 most active U.S. basins  Broad exposure to U.S. unconventional basins evidence of strong customer demand for H&P FlexRigs  Well positioned and able to quickly respond to changes in basin demand  Diversified customer base with 70 customers (of which approximately 80% of active FlexRigs are working for * Source: RigData and Company Filings public companies) © HELMERICH & PAYNE, INC. 2019 8

Strong Returns and Market Share Growth



25%
20%
15%
10%
5%
0%
Lower-48 Market Share
350
300
225
150
75
# of Rigs in Lower-48 Fleet
Market Share (Oct-14 Peak Rig Count)
Market Share (Jul-19)
10/14
07/19
HP
PTEN*
NBR
PDS

HP
- Increased Market Share
- Returned ~$1.5B of Capital through Dividends/Buybacks

PTEN*
- Maintained Market Share*
- Returned ~$0.5B of Capital through Dividends/Buybacks

NBR
- Maintained Market Share
- Returned ~$0.4B of Capital through Dividends/Buybacks

PDS
- Increased Market Share
- Returned ~$0.1B of Capital through Dividends/Buybacks

- **H&P** has a higher quality of earnings with a greater number of super-spec rigs that are in demand
- Unmatched competitive edge – largest super-spec and upgradeable rig fleet in the industry
- Capital stewardship evident over time with **H&P** making better investments in its fleet and returning cash to shareholders
  - **H&P** has returned **1.4x** the amount of capital to shareholders than the next 3 largest competitors combined from 2014 to today

* Values for PTEN include rigs acquired from Seventy Seven Energy (SVNT)
** Relates to legacy mechanical and SCR rigs - Source: Company Filings

© HELMERICH & PAYNE, INC. 2019

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Super-Spec and Upgradable Utilization

Super-Spec Specifications

- AC drive
- 1,500 hp drawworks
- 750,000 lb hookload rating
- 7,500 psi mud circulating system
- Multiple-well pad capable
- Additional capabilities, including third mud pumps, 25,000' setback, increased mud volume, etc. may also be included to meet customer requirements



Industry Super-Spec Utilization
Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks And 750k lb. Hookload
700
600
500
400
300
200
100
0
Idle
Active
88% Utilization
50% Utilization
80% Utilization
H&P ~ 55%
H&P ~ 40%
Super-Spec*
Super-Spec Upgradable*
Total
July 2019

* AC drive FlexRigs with 1,500 hp drawworks and 750,000lb hookload ratings that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems (herein referred to as "Super-Spec Upgradable") can be upgraded to include these two capabilities.
Source: The above estimates corresponding to "Super-Spec" rig count are derived from multiple sources including RigData

© HELMERICH & PAYNE, INC. 2019

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Super-Spec Upgrade Program

H&P's Super-Spec Upgrades

- Upgrades generate high returns
- **H&P** has invested capital to grow the fleet size of its super-spec rigs faster and larger than competitors
- **Over 40%** super-spec market share with 232 super-spec rigs
- Most upgradeable rigs available at **low-cost**
- Cost of upgrades: ~$2-$3 million skidding: ~$8 million walking
  - Upgrades done for term contracts
- Active super-spec fleet generates substantial amount of free cash flow ($5,000 - $7,000 per day per rig)
  - Cash generated available for long-standing dividend and other capital allocation



H&P's Super-Spec Rigs
250
225
200
175
150
125
100
75
50
25
0
2015 2016 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19
Newbuild super-spec FlexRigs
Incremental super-spec upgrade during quarter
Cumulative super-spec upgraded rigs

Note: Free cash flow per rig per day calculated as: Revenue – Opex – SG&A – R&D – interest – cash taxes – maintenance capex

Source: RigData and Company Filings

© HELMERICH & PAYNE, INC. 2019

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Family of Solutions™

Commercialization of FlexApp™ Services



FlexGuide
FlexServices
FlexTorque
FlexConnect
FlexOscillator 2.0
FlexB2D
FlexDrill
FlexRig

Customers can choose any, combination of, or all of these new software applications that layer on top of our FlexRig digital control systems.

FlexApps (software as a service offered through HPT)**:**

- **FlexTorque™** hardware and software offers less drilling vibration, lowers cost and yields more wells for higher reserves and production.
- **FlexConnect™** software optimizes slip-to-slip connection time, reduces flat time and improves well control.
- **FlexOscillator 2.0™** rig control software automates drill string rotation, reduces drag and decreases costly incidents of stuck pipe.
- **FlexB2D™** improves efficiency and connection times while also maximizing bit/BHA life.
- **FlexDrill 1.0™** maximizes ROP while drilling to automate the e-driller to achieve the ideal mechanical specific energy (MSE) at the bit.
- **FlexGuide™** combines key performance metrics in one service that reduces risk, lowers total costs of operations and accelerates the well program.

FlexServices™(services offered in US Land in addition to rig dayrate):

- Trucking
- Surface equipment
- Casing running tool services
- Pipe rental

© HELMERICH & PAYNE, INC. 2019

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Opportunistic International Growth  Important line of business for H&P • 7% of company’s total active rig count • Adds diversification, long-term contracting and growth opportunities, especially with unconventional shale growth  International business has historically had a different value proposition/contracting environment compared to U.S. • Activity tends to lag U.S. market • Maintain financial discipline in order to provide highest level of value to H&P shareholders • Expect long-term contracts with dayrates commensurate with costs/risks  South America and Middle East • South American opportunities include Argentina and Colombia with Argentina having the most near-term possibilities • H&P has approximately 20%* of the active rigs in Argentina – Deployed first super-spec FlexRig from U.S. to Argentina in Q3FY19 – LOI for second super-spec FlexRig opportunity in Argentina • Recently put another rig to work in Bahrain  Unconventional Drilling Expansion • H&P is well positioned to take its unconventional drilling industry leadership and technology internationally * Source: TPH, Raymond James, Spears & Associates, Baker Hughes Rig Data, Company Data © HELMERICH & PAYNE, INC. 2019 13

Established Offshore Business  Legacy Gulf of Mexico business for H&P • Drilling offshore since 1968 • Assets consist of platform drilling rigs • Today requires relatively little capex • Yields free cash flow supporting other segments  Long operational track record  Niche business line in the Gulf of Mexico with few competitors  Maintain utilization and cash flows © HELMERICH & PAYNE, INC. 2019 14

Wellbore Quality & Accuracy Extracting Higher Value from Shale Assets  Motive and MagVAR acquisitions create a powerful platform and compelling value opportunity for E&P companies  Offers flexibility for E&Ps to select best technology regardless of drilling contractor  Brings new level of accuracy to directional drilling  Priced separately from rig dayrate  Motive software enables drilling of higher quality wellbores with a scalable, repeatable, data driven platform approach  MagVAR software increases surveying accuracy by 50-60%, increases horizontal well economics while reducing risk  Motive and MagVAR remain available to all E&P operators and directional drilling service providers regardless of which drilling rig contractor is used  H&P Technologies segment created to manage, promote and commercialize new offerings as well as to develop next innovations in Value Driven AutomationTM 15

Traditional Directional Drilling Challenges Without Motive Motive Results  Well Design Difficult to Achieve  Improved Accuracy • Poor drilling accuracy • Well Drilled to Plan • Missed targets/pay zones • More time in pay zone Planned Without MOTIVE Trajectory MOTIVE Result  Inconsistent Practices  Consistent Practices • Increased tortuosity  Decreased tortuosity • Poor hole quality  Better hole quality • Low rate of penetration  Less drilling time • Completion issues  Smoother completion  Human Made Drilling Decisions  Eliminates Human Error • Directional driller errors  Converting Art to Science  Elevated Lifting Costs  Decreased Lifting Costs • Lower returns  Improved returns  Downhole Tool Failures  Fewer Tool Failures 16

MOTIVE Bit Guidance System  Motive has commercially drilled over 14.5 million feet on over 1,000 wells across all of the major U.S. shale plays and Canada  Motive has been issued 19 U.S. Patents  Today Motive operates on both H&P FlexRigs and competitor rigs  The Bit Guidance System converts directional drilling Art to Science 17

MagVAR Survey Correction Unconventional Drilling – Why Surveying Accuracy Matters The path can be as important as the  MagVAR high accuracy modeling of the Earth’s crustal destination…The industry is leaving hydrocarbons magnetic field significantly improves MWD accuracy behind!  Reduces the cost and risks associated with positional uncertainty, which include:  Reduced oil recovery  Well interference  Frac hits  Poor geological models  Real-time center serving active horizontal rigs in North America  Utilized by almost 60 E&P companies  Rig count using MagVAR survey correction continues to increase year over year  Over 9,000 wells corrected MagVAR has developed a complete well placement solution that enables highly MWD = Measurement While Drilling accurate wellbore placement 18

Optimized Wellbore Placement Why is Wellbore Placement Critical?  Reservoir: Directly impacts well performance by increasing stimulate reservoir volume; optimal drainage, more frac wings  Completions: improving hydraulic communication  Geology: better mapping improves prospectivity  Regulatory: greater confidence wells are within boundaries  Drilling: reduced collision risk for future in-fill drilling  Improved performance (enhanced returns):  Reserve adds  Recovery factor With MagVAR Without MagVAR  Production Optimal Spacing Survey Error Leads  Lower F&D/boe to Inaccuracy Frac Collisions Stranded Hydrocarbon Pay zone illustration courtesy of Pioneer Natural Resources F&D/boe = finding and development cost per barrel of oil equivalent 19

Path Towards Automation Using the autonomous car analogy, H&P with its new AutoSlide functionality is entering level 4 out of the 5 levels, where there is still a driver but he is not required to touch the steering wheel except in rare occasions. Source: Company Motive AutoSlideSM 20

AutoSlide

The Next Evolutionary Step in Drilling Automation

- Standardizes highest quality well paths by providing automated and optimized slide execution with no human dependency
- Searches for optimal parameters in real-time to increase ROP and accuracy
- Adapts to different downhole formations and tools dynamically
- Uses machine learning and automation to interface with **FlexRig** control systems to perform slide drilling automatically via computer control (vs. traditional human control)
- Follows instructions provided by **Motive's Bit Guidance System**


sss509.motivedrilling.com
sss515.motivedrilling.com
63.59 ft
Speeding
Config
0.96 ft
Steering
Depth
ROP
WOB
Diff
Ready
MWD
Zeroed
Pumps
MIC
PD ctrl
On Bottom
Toolface
Scores
Current Toolface vs Target Toolface
Target TF
2.09
TF Score
87.00
AD Stability
0.06
TF Mean
9.18
55.95
94.30

Coupling the acquisitions of Motive and MagVAR with H&P's FlexRig digital platform and R&D effort leads to a transformative drilling process for our Customers. Our new AutoSlide technology is yet another step forward in our Value Driven Automation strategy.

21

H&P FlexRig AutoSlide

- Currently **outperforming** very experienced directional drillers
  - Less overall time to drill the curve
  - Improved tool face precision
- While the **Motive Bit Guidance System** can be used on all rigs, **AutoSlide** is only available with **FlexRigs** today
- **AutoSlide** has been running on **H&P FlexRigs** in the Midland Basin over the past year; recently deployed in the Eagle Ford, Scoop/Stack and Bakken, next to the Delaware Basin
- One button sliding functionality: User will simply press a button and the automation system will take over and control the top drive
  - Parameters simultaneously controlled; WOB, DIFF, ROP, Spindle
- **AutoSlide now commercial**; replaces third party directional drillers that costs E&Ps ~$2,000/day and provides more consistency and better quality wellbores



University 10-3 30 103HB
Plan #1
Complete
MD 14206.1'
INC 89.85°
AZ 1.07°
TVD 8440.5'
EW 292.4'
NS 6350.2'
Well Comp Start
Nearby Wells
walk 0.55 build 0.40
@ 53.97°
DLS 2.45
Exit

WOB = Weight on Bit
DIFF = Differential pressure which is the pressure drop that can be equated to work being done to turn the drill bit
ROP = Rate of Penetration
Spindle = Rotating shaft on the top drive that rotates the drill string

22

Strong Financial Foundation & Returns Total-Debt-to-Total-Capitalization Ratio1 Dividends Paid (Fiscal 2008 – Current)  Solid balance sheet stewardship with lowest debt load among peers  Free cash flow available to both invest and return to shareholders Source: Company Filings. Total-Debt-to-Total Capitalization as of June 30, 2019. 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. 2. Ratings by Standard & Poor’s and Moody’s, respectively. © HELMERICH & PAYNE, INC. 2019 23

Strong Term Backlog Term Contract Status – H&P Global Fleet U.S. Land Term Contract Revenues Source: Company Filings © HELMERICH & PAYNE, INC. 2019 24

Why H&P in Current Market Conditions?  U.S. Land industry leader with dominant position poised for future gains  Important to be adaptable in volatile markets  Majority of rig releases from the beginning of the year have been related to E&P budgeted rig demand and not dayrate pricing levels  H&P rig count expected to decline sequentially in fourth fiscal quarter of 2019 and exit at between 193-203 rigs  Investments in leading technological software-based solutions provide value to customers  Motive – wellbore quality  MagVAR – wellbore placement/accuracy  AutoSlide – drilling automation  Long-term stock performance supported by operational excellence, financial strength and technological innovations  Fiscal discipline leads to superior returns, strong balance sheet and ability to return cash to shareholders  H&P responded to market volatility and reduced budgeted capex by more than 20%  Commitment to dividend with a superior yield relative to peers and the S&P 500 average © HELMERICH & PAYNE, INC. 2019 25

Helmerich & Payne, Inc. Thank you for your interest in H&P.  Our stock is traded on the NYSE, ticker symbol ‐ HP For more information please visit our website at www.hpinc.com or contact: Dave Wilson, CFA, CPA Director of Investor Relations 918‐588‐5190, investor.relations@hpinc.com